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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference to this registration statement on Form S-3 (the "Registration Statement") of our report dated March 12, 1998 included in NEXTLINK Communications, Inc.'s Form 10-KSB for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.

                                          /s/ Arthur Andersen LLP

Seattle, Washington


July 22, 1998